UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 15, 2022

iPower Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 001-40391

Nevada	5200	82-5144171
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

iPower Inc.

2399 Bateman Avenue

Duarte, CA 91010

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note to Form 8-K

This Current Report on Form 8-K/A is being filed as an amendment to the Current Report on Form 8-K filed on February 22, 2022 (“the Original Form 8-K”) by iPower Inc., a Nevada corporation (the “Company”), related to the Company’s acquisition of 100% of the ordinary shares of Anivia Limited (the “Target Company”), a corporation organized under the laws of the British Virgin Islands (“BVI”), in accordance with the terms of a share transfer framework agreement (the “Transfer Agreement”), dated February 15, 2022, by and between the Company, White Cherry Limited, a BVI company (“White Cherry”), White Cherry’s equity holders, Li Zanyu and Xie Jing (together with White Cherry, the “Sellers”), the Target Company, Fly Elephant Limited, a Hong Kong company, Dayou Renzai (Shenzhen) Technology Company Limited, and Daheshou (Shenzhen) Information Technology Limited. The Target Company owns 100% of the equity of Fly Elephant Limited, which in turn owns 100% of the equity of Dayou Renzai (Shenzhen) Technology Co., Ltd., a corporation located in the People’s Republic of China (“PRC”) and which is a wholly foreign-owned enterprise (“WFOE”) of Fly Elephant Limited. The acquisition occurred pursuant to the terms of a share transfer agreement and other related agreements filed as Exhibits 10.1 through 10.6 to the Original Form 8-K. This Current Report on Form 8-K/A amends the Original Form 8-K to present the audited consolidated statement of assets acquired and liabilities assumed of Anivia Limited and its subsidiaries, as of February 15, 2022 (the “Acquisition Date”), which is being filed in accordance with a waiver received by the Company from the Securities and Exchange Commission’s Division of Corporation Finance. Such financial statements are filed as Exhibit 99.1 hereto. All of the other items in the Original Form 8-K remain the same and are incorporated herein by reference.

Item 9.01 Financial Statement and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated statement of assets acquired and liabilities assumed of Anivia Limited and its subsidiaries as of February 15, 2022, with the related notes thereto and the independent Auditor’s Report, are filed as Exhibit 99.1 hereto and incorporated by reference in their entirety herein.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of UHY, LLP

99.1	Audited Consolidated Statement of Assets Acquired and Liabilities Assumed of Anivia Limited and its subsidiaries, as of February 15, 2022, together with the related notes thereto and the Independent Auditor’s Report

104	Cover Page Interactive Data File Imbedded within the inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2022

IPOWER, INC.

By:	/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

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